EXHIBIT 32.1

Certification Of Periodic Financial
Report Pursuant to Section 906
of the
Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350

        I, Louis Dionne, President and Chief Executive Officer of Richmont Mines Inc. hereby certify that the Annual Report on Form 20F for the year ended December 31, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Richmont Mines Inc.

Date: June 22, 2004	(/s/) Louis Dionne
Louis Dionne
President and Chief Executive Officer

Certification Of Periodic Financial
Report Pursuant to Section 906
of the
Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350

    I, Jean-Yves Laliberté, Vice President, Finance and Chief Financial Officer of Richmont Mines Inc. hereby certify that the Annual Report on Form 20F for the year ended December 31, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Richmont Mines Inc.

Date: June 22, 2004	(/s/) Jean-Yves Laliberté
Jean-Yves Laliberté
Vice President, Finance and Chief Financial Officer